Exhibit 99.1
Annual Stockholders' Meeting May 15, 2008

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

2007 Review Improved financial performance Increased gross profits and EPS despite a challenging environment Generated $59 million in operating cash flow Increased raw material turns from 17 to 21 Repurchased 700,000 shares and retired $20 million of convertible notes Improved operational performance Record setting safety performance - far exceeding industry norms Continued strides in strategic sourcing and pricing initiatives Delivered all time highs in process yield, productivity and organizational effectiveness Developed comprehensive five-year strategic plan

Recognized Leader in Trailer Industry WNC Competition 45702 171318 WNC Competition 35319 83289 WNC Competition 4659 19259 2007 Total Trailers WNC Competition 5724 26621 WNC Competition 41043 109910 2007 Total Dry Vans 2007 Total Vans 2007 Total Platforms 2007 Total Reefers Source: ACT, WNC, TrailerBody Builders Magazine

2007 Review Industry challenges Weakening macro-economic environment Decreasing new home starts Property values falling Property foreclosures Weakening freight demand Decreased pricing discipline Rising fuel costs Rising raw material costs Record high aluminum costs Response Headcount adjustments Spending adjustments Plant idling

Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E 2009E 2010E 2011E 2012E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 296474 134518 138239 235028 181195 226456 244179 Total Trailers 314087 275223 140100 142658 183162 235953 256091 279047 216254 160183 186067 231388 240954 254607 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers

2008 Outlook Ongoing industry challenges Rising transportation costs Slowing GDP Rising raw material costs Record high aluminum costs Low freight demand Expected shipments 2008 projection of 38,000 units Approximately 23% of estimated shipments based on ACT research projections (162,000 units industry-wide) Two point increase in market share Launching strategic initiatives under 5-year plan

Strategic Plan

Key Elements of the Plan Increase Diversification Improve Operational Excellence Capture Additional Growth Opportunities Reduce Cyclicality Improve Profitability Drive Higher Growth Goal: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies: Improve profitability via operational excellence: Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions. Objectives: Goals:

Strategic Pyramid Executable Initiatives Tactical Actions Value Creation Innovation Customer Focus People Corporate Growth Operational Excellence

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand. Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop & Launch Next Gen Dry Van Develop & Launch Next Gen Reefer Develop & Launch Fuel Savings Option Packages Strategic Pyramid ? Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

Operational Excellence Optimize Manufacturing Process Southern Plant Lafayette Transformation Strategic Sourcing Purchasing Consortium Inventory Optimization Offset the impact of rising raw materials prices Reduce capital allocation to inventory management Lower materials costs through greater purchasing leverage

Lafayette Transformation Enhance Manufacturing Process Lafayette Transformation Streamline production processes and improve manufacturing efficiency Optimize existing line configurations Drive margin improvement Improve material handling processes Consolidate dislocated warehouse facilities Reduce labor dependency in tight Lafayette market Create additional floor space to facilitate new business opportunities Portable storage units, etc. Key Benefits: Transformation has already begun Update and consolidate assembly line Optimize raw material storage and handling Transformation will be complete in the first half of 2009 Areas of Focus:

Purchase Consortium Wabash National Utility Vans Cargo Vans Trailer Manufacturers Aftermarket Parts Key Participants: Participative Consortium (WNC as Principal) Initially four to five consortium members (Associate Members) Centrally administered and maintained by WNC Leverage similar purchasing requirements Approximately $500M additional spend 70% of spend utilizing common supply base Target launch in Q3 - 2008 Un-tap significant cost savings opportunities Target 3% annual savings on $350M in spend initially Expected cost savings of $1M of 2008 and approximately $10M in 2009 Areas of Focus:

Industry Leading Innovations

Innovation	Launch Date	Description
Locks & Lights	2008	Reduced maintenance/increased safety
G2™ Coating	2006	Proprietary rear frame powder coating.
LED Mini-Marker	2006	Damage resistant, longer-life lights.
High performance reefer liner/integrated scuff	2004/2006	Weight and maintenance reduction
DuraPlate HD	2003	Increased damage resilience in lower 2 ft. of trailer wall
EZ-7® Plug	2002	Lower maintenance trailer electrical systems.
WP Sealed Wheel End Package	2000	Improved reliability and reduced maintenance
DuraPlate Door®	1998	Corrosion resistant, higher durability rear doors.
SolarGuard Roof®	1997	Improved thermal efficiency, reduces cooling unit run time.








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Proven DuraPlate® Technology

Benefits: Proprietary Composite Trailers = Reduced "Total Cost of Ownership"

• Lower maintenance costs	► Up to $0.03 per mile
• Decreased downtime	► 10-12 years
• Extended trailer's useful life	► Increased durability
• Maintains appearance of trailer	► $1,000 - $2,000 over sheet & post
• Enhanced trailer resale	► Increased fleet utilization




Pre-coated galvanized steel skin
Foamed HDPE core
Galvanized steel skin

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DuraPlate(r) Products Group Non-Core Business Development Leverage materials and skills into business opportunities in addition to selling trailers. Grow DuraPlate product sales. Find and develop new business opportunities to diversify and grow the company. Corporate Growth Significant diversification and growth opportunities Alcoa Relationship Sell composite technology into all markets (excluding building cladding applications). Market Alcoa's Aluplate aluminum product.

Utility Truck Body & Cargo Trailer Markets


FedEx
Freight

Utilimaster DuraPlate® Truck Body

- Expanding relationship with Utilimaster.
- Developing opportunities with other truck body OEMs.
- Working on Cargo Trailer OEM segment.



Morgan DuraPlate® Refrigerated Truck Body Concept


WELLS CARGO
TRAILERS
WELLS CARGO
Since 1954

Wells Cargo DuraPlate® Cargo Trailer Concept

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Portable Storage Container Market Portable Containers Industry Current box designs present real opportunity for application of DuraPlate. Opportunities: Sell DuraPlate wall panels to container manufacturers; Produce a standard DuraPlate container and sell directly to the industry; and/or Secure an agreement to be the exclusive manufacturer of the containers for the top portable storage container companies. Currently pursuing multiple opportunities. Currently pursuing multiple opportunities.

Key Metrics Scorecard

	Reduce Cyclicality	Top-Line Growth	Improve Margins	Productivity Improvements	Earnings Growth
Middle Market Strategy/Increased Market Share	√	√	√		√
Process Technology Innovation			√	√	√
ERP System			√	√	√
Operational Excellence			√	√	√
Strategic Sourcing			√		√
New Leg	√	√			√
New Products	√	√			√

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Annual Shareholders Meeting May 15, 2008